Exhibit 99.17

AGREEMENT made as of this 1st day of December, 1954, among ALVIN S. LANE, residing at 5355 Henry Hudson Parkway, Riverdale, New York (hereinafter called the “Agent”); LAWRENCE A. WIEN, residing at Weston Road (no street number), Weston, Connecticut; JOSEPH BATEN, residing at 301 East 36th Street, Paterson, New Jersey; SOPHIE D. COHEN, residing at 552 Beach 131st Street, Belle Harbor, New York; JOSEPH GELFMAN, residing at 1206 Sage Street, Far Rockaway, New York; ARTHUR BERNHARD, residing at Lincoln Avenue (no street number), Purchase, New York; JEANNE Z. EILEN, residing at 866 Dickens Street, Woodmere, New York; PAUL GAIER, residing at 104 Sheridan Avenue, Mount Vernon, New York; LILLIAN M. GELFMAN, residing at 889 Princeton Road, Woodmere, New York; ROSE GLICKMAN, residing at 11 Riverside Drive, New York, New York; MIRIAM HARPER, residing at 63 The Oaks, Roslyn Estates, New York; SAMUEL HASSON, residing at 708 Hinsdale Street, Brooklyn New York; LUCILLE HORN, residing at 754 Clinton Avenue, Bridgeport, Connecticut; CELIA JOACHIM, residing at 221 Linden Boulevard, Brooklyn, New York; LOUIS J. NEWMAN, residing at 880 Fifth Avenue, New York, New York; CORTLAND N. O’DAY, residing at 45 North Bayles Avenue, Port Washington, New York; OSWALD M. RESEN, residing at 138-28 82nd Avenue, Kew Gardens, New York; GERTRUDE RIEUR, residing at 73 Margaret Avenue, Lawrence, New York; CHARLES SEINIGER, residing at 575 Park Avenue, New York, New York; JOHN N. WEBER, residing at 49 Locust Street, Garden City, New York; SONYA L. ABELOFF, residing at 140 West 86th Street, New York, New York; GEORGANNE ALDRICH, residing at 310 East 44th Street, New York, New York; MONROE C. I. APFELBAUM, residing at 284 Central Avenue, Lawrence, New York; RUTH BIRNBAUM, residing at 120 Woodlawn Avenue, New Rochelle, New York; BERNARD A. BLOOM, residing at 2739 Webb Avenue, Bronx, New York; ALBERT W. COMPTON, residing at 201 Bermuda Lane, Palm Beach, Florida; JOSEPH J. CRESPI, residing at Eight Woodleigh Road, Dedham, Massachusetts; IRVING DANIELS, residing at 985 Benton Road, Woodmere, New York; NETTIE DANIELS, residing at 919 Park Place, Brooklyn, New York; MARION G. DRUKATZ, residing at 520 East 90th Street, New York, New York; HERMAN EHRLICH, residing at 202 South Main Street, Manville, Mew Jersey; SOPHIE EHRLICH, residing at 333 Harrison Avenue, Harrison, New Jersey; RONNY ESCOL, residing at 813 Venetian Way, Miami, Florida; ESTHER FISHER, residing at 247 Bay 17th Street, Brooklyn, New York; ESTHER B. FREITAG, residing at 1394 Briarwood Drive, N.E., Atlanta, Georgia; BELLE GAIER, residing at 104 Sheridan Avenue, Mount Vernon, New York; IDA GELFMAN, residing at 10-56 Neilson Street, Far Rockaway, New York; HARRY GOLDBERG, residing at 10 Cooper Street, New York, New York; CECELIA GOODSTEIN, residing at 300 Fort Washington Avenue, New York, New York; LEO B. HANAFEE, residing at Old Greenwich (no street address), Connecticut; ARTHUR S. HIRSCH, residing at 1308 East 49th Street, Brooklyn, New York; GEORGETTE HUBERMAN, residing at 310 Highland Boulevard, Brooklyn, New York; LEONARD S. IGSTAEDTER, residing at 3 Manor House Drive, Dobbs Ferry, New York; HAROLD ISLON, residing at 325 East 57th Street, New York, New York; ROSALIND M. ISLON, residing at 325 East 57th Street, New York, New York; ANNA JACOB, residing at 42 Elk Street, Paterson, New Jersey; AARON JARVIS, residing at 29 Washington Square West, New York, New York; BENJAMIN A. KEELER, residing at 11 Olmstead Place, East Norwalk, Connecticut; JENNIE KOSLOW, residing at 2001 Avenue P, Brooklyn, New York; MAC LERNER, residing at 1970 East Tremont Avenue, Bronx, New York; HAROLD LEVINE, residing at 27 Highland Avenue, Great Neck, New York; WILLIAM LEVINE, residing at 754 Brady Avenue, Bronx, New York; ROSE L. LUSKIND, residing at 111-14 76th Avenue, Forest Hills, New York; GLADYS P. McCLOUGHAN, residing at Twin Palls Lane (no street number), Westport, Connecticut; JOSEPH L. McDONALD, residing at One Stuyvesant Oval, New York, New York; ELIZABETH MESMER, residing at 162 West 54th Street, New York, New York; FREDERICK MILANA, residing at 184 Berkeley Place, Brooklyn, New York; MORRIS NEWMAN, residing at 468 Suydam Street, Brooklyn, New York; BENJAMIN NORRIS, residing at 180 West 93rd Street, New York, New York; ROSE NORRIS, residing at 180 West 93rd Street, New York, New York; NELLIE M. O’BRIEN, residing at 74 Gregory Boulevard, East Norwalk, Connecticut; FLORENCE ORNSTEIN, residing at 78 85th Street, Brooklyn, New York; RAYMOND W. PETRIE, residing at Seir Hill (no street number), Wilton, Connecticut; AMY C. RANKIN, residing at 74-27 Little Neck Parkway, Floral Park, New York; DAVID STRICHARD, residing at 257 Devoe Avenue, Yonkers, New York; BERTHA TAVLIN, residing at 1395 Daytonia Road, Miami Beach, Florida; ANNA B. TENDER, residing at 8440 Harding Avenue, Miami Beach, Florida; HERBERT H. TENENBOM, residing at 4801 Lake View Drive, Miami Beach, Florida; CHARLES ULMAN, residing at 52 Lowell Street, Carteret, New Jersey; MAX VANGER, residing, at

361 East 50th Street, New York, New York; ROSE VANGER, residing at 361 East 50th Street, New, York, New York; GOTTLIEB J. WAHLERS, residing at 106 7th Street, Belleair Beach, Florida; ANNA WERTHEIM, residing at 69-79 Park Drive East, Kew Gardens Hills, New York; and FRANCES ZARSKY, residing at 91-48 88th Road, Woodhaven, New York.

W I T N E S S E T H:

WHEREAS, in accordance with the provisions of a certain mortgage Indenture, dated December 1, 1954, between WLKP Realty Corp. and Trade Bank and Trust Company, the Agent may become the owner of an undivided one-seventh (1/7) interest in the land and buildings located at 60 East 42nd Street (Lincoln Building) and 301 Madison Avenue, in the Borough of Manhattan, City, County and State of New York, which interest is herein referred to as “The Property”; and

WHEREAS, the parties wish to arrange to share the ownership of The Property, and to define their rights and obligations with respect thereto;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: A joint venture is hereby formed which shall own The Property. It is acknowledged that the contribution of the parties to the cost of The Property, and their undivided fractional interests therein, are as set forth below opposite their respective signatures.

SECOND: The joint venture shall continue until The Property shall have been disposed of in accordance with Paragraph “Fourth” hereof.

THIRD: The record title to The Property shall remain in the name of ALVIN S. LANE, but he shall act as Agent for the joint venture in such ownership, and all profits and losses arising from the ownership of The Property shall be shared by the parties in proportion to their respective fractional interests. The Agent shall have the power to deal with The Property as though he were the sole owner thereof, subject, however, to the terms of this Agreement. Any action taken by the Agent with respect to The Property shall bind the joint venture. The Agent shall receive no compensation for acting as the representative of the parties.

FOURTH: The Agent shall not agree to sell, mortgage or transfer The Property, nor to modify any existing lease affecting the aforesaid premises, nor to make any new lease affecting the same, without the consent of the parties owning one hundred per cent (100%) of The Property.

If the consents of parties owning at least ninety per cent (90%) of The Property have been obtained, the Agent or his designee (herein called “purchaser”) shall have the absolute right to purchase the entire interest of any party who has not given such consent within ten (10) days after the mailing by the Agent of a written request therefor. The price shall be the original cost of the interest, less any capital repaid thereon, but under no circumstances shall such price be less than One Hundred Dollars ($100.00). The mailing by the purchaser, by registered mail, of a certified check for such price, at any time within ninety (90) days after such ten (10) day period, directed to such non-consenting party at his last known address, shall effect the sale and transfer to the purchaser of the interest of such party in The Property. The Agent is hereby irrevocably appointed attorney-in-fact for such party to execute any papers and to take any other action necessary to evidence such sale and transfer. The purchaser shall then accept the transfer in writing, and shall thereupon be a member of the joint venture with the same rights and liabilities as the parties hereto.

FIFTH: The Agent shall not be personally liable for any act performed in good faith, nor for anything save willful misconduct or gross negligence. The parties shall indemnify the Agent, in proportion to their interests in The Property, against any liability to which the Agent may be subjected by reason of record title to The Property being in his name.

SIXTH: (A) If the Agent shall desire to terminate his agency, or if he shall be removed as such in the manner provided below, the Agent shall, upon accounting to his successor for all funds which have previously come into his possession, be discharged from all further liability as Agent.

(B) The Agent may be removed from his capacity as such by the written direction of parties owning at least three-fourths (3/4) of The Property.

(C) In the event of the resignation, removal, death, incompetency or other disability of the Agent during the continuance of the joint venture, the following persons shall act as his successors in the order listed:

1.	Jesse Malvin, residing at 110 Harold Road,

Woodmere, New York;

2.	Bernard T. Hein, residing at 256 Broad Avenue,

Englewood, New Jersey;

3.	Frank N. Robinson, residing at Silvermine Avenue

(no street number), Norwalk, Connecticut;

4.	Sidney A. Wien, residing at 3700 North Stratford Road,

Atlanta, Georgia;

5.	Leonard A. Wien, residing at 5130 North Bay Road,

Miami Beach, Florida;

6.	Any person of full age designated in writing by parties owning at least three-fourths (3/4) of The Property.

Such successors shall have the same rights and obligations as the Agent named herein. No person shall act as Agent hereunder who shall be acting as Agent pursuant to any other agreement relating to the land and buildings described above.

(D) Simultaneously with the execution of this Agreement, the Agent shall execute a quit-claim deed covering The Property, leaving blank the name of the grantee. Upon acquisition of title to The Property by the Agent, this deed shall be deposited in escrow, together with the original copy of this Agreement, with Wien, Lane, Klein & Purcell, Esqs., 350 Fifth Avenue, New York 1, New York; and upon the appointment of a successor to the Agent, the name of such successor shall be inserted in the deed and the escrow shall be released. The successor shall thereupon similarly execute a deed for use by his successor in the same manner.

SEVENTH: The sale or transfer of the Interest of any party, otherwise than under the provisions of Paragraph “Fourth” hereof, shall not be valid unless the transferee is an individual of full age who is not shown by the instruments of transfer to be acting in a representative capacity, unless duplicate originals of appropriate written instruments evidencing such sale or transfer are delivered to the Agent for deposit with the original copy of this Agreement, and unless the transferee shall accept the transfer in writing. If the transferee complies with these requirements, he shall be a member of the joint venture with the same rights and liabilities as the transferor.

EIGHTH: Upon the death of any party hereto, the joint venture shall continue without interruption. The deceased party may designate any individual of full age to succeed him as a member of the joint venture, provided such individual is not shown by the designation to be acting in a representative capacity. Such designation shall be made in the Last Will and Testament of the deceased party or, if not so made, the executor or administrator of the deceased party shall make and deliver such designation together with such other appropriate Instruments as may be necessary to effect the transfer of the deceased party’s Interest to the-designee. Any Individual so designated shall accept such designation in writing, and shall then be a member of the joint venture with the same rights and liabilities as the deceased party.

In the event that any party dies and no successor for him is qualified within six (6) months after his death, the surviving parties may purchase the “interest of the deceased party in the joint venture and in The Property within thirty (30) days after the expiration of such six (6) months’ period, and the surviving parties shall share in such purchase in proportion to their respective fractional interests. The price shall be the original cost of the deceased party’s interest, less any capital repaid thereon, but under no circumstances shall such price be less than One Hundred Dollars ($100.00).

NINTH: Any dispute regarding this Agreement or The Property shall be determined by arbitration in the City of New York in accordance with the rules of the American Arbitration Association then in effect, and such decision shall be binding upon all of the parties.

TENTH: This Agreement shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

Name	Contribution	Fractional Interest

/s/ Alvin S. Lane Alvin S. Lane	$10,000	1/100

/s/ Lawrence A. Wien Lawrence A. Wien	60,000	6/100

/s/ Joseph Baten Joseph Baten	30,000	3/100

/s/ Sophie D. Cohen Sophie D. Cohen	30,000	3/100

/s/ Joseph Gellman Joseph Gellman	30,000	3/100

/s/ Arthur Bernhard Arthur Bernhard	20,000	2/100

/s/ Jeanne Z. Eiden Jeanne Z. Eiden	20,000	2/100

/s/ Paul Gaier Paul Gaier	20,000	2/100

/s/ Lillan M. Gelfman Lillian M. Gelfman	20,000	2/100

/s/ Rose Glickman Rose Glickman	20,000	2/100

/s/ Miriam Harper Miriam Harper	20,000	2/100

/s/ Samuel Rasson Samuel Rasson	20,000	2/100

/s/ Lucille Horn Lucille Horn	20,000	2/100

/s/ Celia Joachim Celia Joachim	20,000	2/100

/s/ Louis J. Newman Louis J. Newman	20,000	2/100

/s/ Cortland N. O’Day Cortland N. O’Day	20,000	2/100

/s/ Oswald M. Resen Oswald M. Resen	20,000	2/100

/s/ Gertrude Rieur Gertrude Rieur	20,000	2/100

/s/ Charles Seiniger Charles Seiniger	20,000	2/100

/s/ John N. Weber John N. Weber	20,000	2/100

/s/ Sonya L. Abeloff Sonya L. Abeloff	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Georganne Aldrich Georganne Aldrich	10,000	1/100

/s/ Monroe G. I. Appelbaum Monroe G. I. Appelbaum	10,000	1/100

/s/ Ruth Birnbaum Ruth Birnbaum	10,000	1/100

/s/ Bernard A. Bloom Bernard A. Bloom	10,000	1/100

/s/ Albert W. Compton Albert W. Compton	10,000	1/100

/s/ Joseph J. Grespi Joseph J. Grespi	10,000	1/100

/s/ Irving Daniels Irving Daniels	10,000	1/100

/s/ Nettie Daniels Nettie Daniels	10,000	1/100

/s/ Marion G. Drukatz Marion G. Drukatz	10,000	1/100

/s/ Herman Ehrlich Herman Ehrlich	10,000	1/100

/s/ Sophie Ehrlich Sophie Ehrlich	10,000	1/100

/s/ Ronny Escol Ronny Escol	10,000	1/100

/s/ Esther Fisher Esther Fisher	10,000	1/100

/s/ Esther B. Freitag Esther B. Freitag	10,000	1/100

/s/ Beller Gaier Beller Gaier	10,000	1/100

/s/ Ida Gelfman Ida Gelfman	10,000	1/100

/s/ Harry Goldberg Harry Goldberg	10,000	1/100

/s/ Cecelia Goodstein Cecelia Goodstein	10,000	1/100

/s/ Leo B. Hanafee Leo B. Hanafee	10,000	1/100

/s/ Arthur S. Hirsch Arthur S. Hirsch	10,000	1/100

/s/ Georgette Huberman Georgette Huberman	10,000	1/100

/s/ Lenoard S. Igsigaedter Lenoard S. Igsigaedter	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Harold Islen Harold Islen	10,000	1/100

/s/ Rosalind M. Ialon Rosalind M. Ialon	10,000	1/100

/s/ Anna Jacob Anna Jacob	10,000	1/100

/s/ Aaron Jarvis Aaron Jarvis	10,000	1/100

/s/ Benjamin A. Keeler Benjamin A. Keeler	10,000	1/100

/s/ Jennie Koslow Jennie Koslow	10,000	1/100

/s/ Mac Lerner Mac Lerner	10,000	1/100

/s/ Harold Levine Harold Levine	10,000	1/100

/s/ William Levine William Levine	10,000	1/100

/s/ Rose L. Luskind Rose L. Luskind	10,000	1/100

/s/ Gladys P. McCloughan Gladys P. McCloughan	10,000	1/100

/s/ Joseph L. McDonald Joseph L. McDonald	10,000	1/100

/s/ Elizabeth Mesmer Elizabeth Mesmer	10,000	1/100

/s/ Frederick Milana Frederick Milana	10,000	1/100

/s/ Morris Newman Morris Newman	10,000	1/100

/s/ Benjamin Norris Benjamin Norris	10,000	1/100

/s/ Rose Norris Rose Norris	10,000	1/100

/s/ Nellie M. O’Brien Nellie M. O’Brien	10,000	1/100

/s/ Florence Ornstein Florence Ornstein	10,000	1/100

/s/ Raymond W. Petrie Raymond W. Petrie	10,000	1/100

/s/ Amy C. Rankin Amy C. Rankin	10,000	1/100

/s/ David Strichard David Strichard	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Bertha Tavlin Bertha Tavlin	10,000	1/100

/s/ Anna B. Tender Anna B. Tender	10,000	1/100

/s/ Herbert H. Tenenbom Herbert H. Tenenbom	10,000	1/100

/s/ Charles Ulman Charles Ulman	10,000	1/100

/s/ Max Vanger Max Vanger	10,000	1/100

/s/ Rose Vanger Rose Vanger	10,000	1/100

/s/ Gottlieb J. Wahlers Gottlieb J. Wahlers	10,000	1/100

/s/ Anna Wertheim Anna Wertheim	10,000	1/100

/s/ Frances Zarsky Frances Zarsky	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Fred Linden Fred Linden	$10,000	1/100

/s/ Lawrence A. Wien Lawrence A. Wien	60,000	6/100

/s/ Sarah Mirsky Sarah Mirsky	40,000	4100

/s/ Martha Costello Martha Costello	30,000	3/100

/s/ Gerald Gewirtz Gerald Gewirtz	30,000	3/100

/s/ Kalman Pincus Kalman Pincus	30,000	3/100

/s/ Joseph Chalfin Joseph Chalfin	20,000	2/100

/s/ Irving Cohen Irving Cohen	20,000	2/100

Name	Contribution	Fractional Interest

/s/ Thelma Glasser Thelma Glasser	20,000	2/100

/s/ Flora Goldfinger Flora Goldfinger	20,000	2/100

/s/ Theodore Goldfinger Theodore Goldfinger	20,000	2/100

/s/ Morris Keller Morris Keller	20,000	2/100

/s/ Theodore Lassoff Theodore Lassoff	20,000	2/100

/s/ Henry M. Mason Henry M. Mason	20,000	2/100

/s/ Herbert Mirsky Herbert Mirsky	20,000	2/100

/s/ Stanley Mirsky Stanley Mirsky	20,000	2/100

/s/ Solomon Shapiro Solomon Shapiro	20,000	2/100

/s/ Ruth Best Ruth Best	10,000	1/100

/s/ Lillian Brautman Lillian Brautman	10,000	1/100

/s/ Maurice Coleman Maurice Coleman	10,000	1/100

/s/ Jacob J. Forman Jacob J. Forman	10,000	1/100

/s/ Sylvia Frishman Sylvia Frishman	10,000	1/100

/s/ Irving Gelfman Irving Gelfman	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Anna M. Goldman Anna M. Goldman	10,000	1/100

/s/ Nathan Greenstein Nathan Greenstein	10,000	1/100

/s/ Estelle Gribetz Estelle Gribetz	10,000	1/100

/s/ Ernest A. Hamill Ernest A. Hamill	10,000	1/100

/s/ Rae Horn Rae Horn	10,000	1/100

/s/ Clara Horowitz Clara Horowitz	10,000	1/100

/s/ Isaac Keller Isaac Keller	10,000	1/100

/s/ Joseph B. Keller Joseph B. Keller	10,000	1/100

/s/ Bess X. Kessler Bess X. Kessler	10,000	1/100

/s/ Harry Kessler Harry Kessler	10,000	1/100

/s/ Alvin S. Lane Alvin S. Lane	10,000	1/100

/s/ Sol Levin Sol Levin	10,000	1/100

/s/ Alfred Linsey Alfred Linsey	10,000	1/100

/s/ Mitchell P. Marcus Mitchell P. Marcus	10,000	1/100

/s/ George Miller George Miller	10,000	1/100

/s/ Nellie L. Miller Nellie L. Miller	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Harry Ostrow Harry Ostrow	10,000	1/100

/s/ Alan Favel Alan Favel	10,000	1/100

/s/ Charles Payne Charles Payne	10,000	1/100

/s/ Stuart Pelham Stuart Pelham	10,000	1/100

/s/ Frederick S. Perls Frederick S. Perls	10,000	1/100

/s/ Estelle Portnof Estelle Portnof	10,000	1/100

/s/ Edith G. Purpura Edith G. Purpura	10,000	1/100

/s/ John A. Purpura John A. Purpura	10,000	1/100

/s/ Lorna Radutzky Lorna Radutzky	10,000	1/100

/s/ Max Radutzky Max Radutzky	10,000	1/100

/s/ Erich Rambau Erich Rambau	10,000	1/100

/s/ Darcy G. Rauch Darcy G. Rauch	10,000	1/100

/s/ Nathan A. Rauch Nathan A. Rauch	10,000	1/100

/s/ Edith Reinlieb Edith Reinlieb	10,000	1/100

/s/ Manny Reinlieb Manny Reinlieb	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Tillie Resler Tillie Resler	10,000	1/100

/s/ Abraham Sandberg Abraham Sandberg	10,000	1/100

/s/ Arnold Seacciotti Arnold Seacciotti	10,000	1/100

/s/ Isidore M.Schnee Isidore M.Schnee	10,000	1/100

/s/ Samuel Seidman Samuel Seidman	10,000	1/100

/s/ Yetta Shabman Yetta Shabman	10,000	1/100

/s/ Sidney A. Shampain Sidney A. Shampain	10,000	1/100

/s/ Lois W. Shapiro Lois W. Shapiro	10,000	1/100

/s/ Henry Shemin Henry Shemin	10,000	1/100

/s/ Henry R. Shinefield Henry R. Shinefield	10,000	1/100

/s/ Monroe Silverman Monroe Silverman	10,000	1/100

/s/ Julius Siegler Julius Siegler	10,000	1/100

/s/ Diane Silberling Diane Silberling	10,000	1/100

/s/ Frances Silverstein Frances Silverstein	10,000	1/100

/s/ Abe J. Singer Abe J. Singer	10,000	1/100

/s/ Julia Anne Sipos Julia Anne Sipos	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Thelma Bates Smith Thelma Bates Smith	10,000	1/100

/s/ Sol Smith Sol Smith	10,000	1/100

/s/ Gloria Smolan Gloria Smolan	10,000	1/100

/s/ Rose Weintraub Rose Weintraub	10,000	1/100

/s/ Esther Wertheim Esther Wertheim	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Lawrence A. Wien Lawrence A. Wien	$160,000	16/100

/s/ Larry L. Aldrich Larry L. Aldrich	200,000	20/100

/s/ Fred P. Weissman Fred P. Weissman	100,000	10/100

/s/ N. Samuel Abramson N. Samuel Abramson	30,000	3/100

/s/ Gad Bernstein Gad Bernstein	30,000	3/100

/s/ Henry Doubilet Henry Doubilet	30,000	3/100

/s/ Samuel Kronsky Samuel Kronsky	30,000	3/100

/s/ Herbert Ralston Herbert Ralston	30,000	3/100

/s/ Robert L. Smith Robert L. Smith	30,000	3/100

Name	Contribution	Fractional Interest

/s/ Pearl Moser Pearl Moser	20,000	2/100

/s/ Ellen Joan Ress Ellen Joan Ress	20,000	2/100

/s/ Ethel P. Wien Ethel P. Wien	20,000	2/100

/s/ Leonard A. Wien Leonard A. Wien	20,000	2/100

/s/ Sidney A. Wien Sidney A. Wien	20,000	2/100

/s/ Karl Zuckerman Karl Zuckerman	20,000	2/100

/s/ Esther Wouk Esther Wouk	20,000	2/100

/s/ Libby Aldrich Libby Aldrich	10,000	1/100

/s/ Philip Alexander Philip Alexander	10,000	2/100

/s/ J. Ernest Ayre J. Ernest Ayre	10,000	1/100

/s/ Edith Behrens Edith Behrens	10,000	1/100

/s/ George W. Leis George W. Leis	10,000	1/100

/s/ Herman Levy Herman Levy	10,000	1/100

/s/ Samuel Malkin Samuel Malkin	10,000	1/100

/s/ Etta Marx Malvin Etta Marx Malvin	10,000	1/100

/s/ Sarah S. Malvin Sarah S. Malvin	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Gilbert Mittleman Gilbert Mittleman	10,000	1/100

/s/ Lester S. Morse Lester S. Morse	10,000	1/100

/s/ Lawrence C. Perlmutter Lawrence C. Perlmutter	10,000	1/100

/s/ Richard B. Smith Richard B. Smith	10,000	1/100

/s/ Monte N. Sopkin Monte N. Sopkin	10,000	1/100

/s/ Ronald. Sopkin Ronald Sopkin	10,000	1/100

/s/ Donald E. Stamm Donald E. Stamm	10,000	1/100

/s/ Louis S. Stamm Louis S. Stamm	10,000	1/100

/s/ Morton R. Stamm Morton R. Stamm	10,000	1/100

/s/ Julia M. Vitkin Julia M. Vitkin	10,000	1/100

/s/ Victor Wouk Victor Wouk	10,000	1/100

/s/ Albert J. Zuckerman Albert J. Zuckerman	10,000	1/100

/s/ Katie Zuckerman Katie Zuckerman	10,000	1/100

Name	Contribution	Fractional Interest

/s/ William F. Purcell William F. Purcell	$10,000	1/100

/s/ Lawrence A. Wien Lawrence A. Wien	60,000	6/100

/s/ Milton B. Wolff Milton B. Wolff	40,000	4/100

/s/ Charles A. Kirschbaum Charles A. Kirschbaum	30,000	3/100

/s/ Sara Nechols Sara Nechols	30,000	3/100

/s/ Louis L. Weitz Louis L. Weitz	30,000	3/100

/s/ Rose Zack Rose Zack	30,000	3/100

/s/ Larry L. Aldrich Larry L. Aldrich	20,000	2/100

/s/ Walter H. Deiches Walter H. Deiches	20,000	2/100

/s/ Erna E. Faulkner Erna E. Faulkner	20,000	2/100

/s/ Leon Goldstein Leon Goldstein	20,000	2/100

/s/ Nathan Greenbaum Nathan Greenbaum	20,000	2/100

/s/ William Levy William Levy	20,000	2/100

/s/ Samuel H. Schwartz Samuel H. Schwartz	20,000	2/100

/s/ Anne Susman Anne Susman	20,000	2/100

/s/ Joseph Shuter Joseph Shuter	20,000	2/100

/s/ William M. Walsh William M. Walsh	20,000	2/100

Name	Contribution	Fractional Interest

/s/ Leona D. Weitz Leona D. Weitz	20,000	2/100

/s/ Albert Willner Albert Willner	20,000	2/100

/s/ Pearl C. Abend Pearl C. Abend	10,000	1/100

/s/ Charles E. Barnes Charles E. Barnes	10,000	1/100

/s/ Zula C. Barnes Zula C. Barnes	10,000	1/100

/s/ Esther Benzon Esther Benzon	10,000	1/100

/s/ Pauline Bernstein Pauline Bernstein	10,000	1/100

/s/ Ethel A. Broido Ethel A. Broido	10,000	1/100

/s/ Lillian Cantor Lillian Cantor	10,000	1/100

/s/ David H. Cohen David H. Cohen	10,000	1/100

/s/ Esther Cutler Esther Cutler	10,000	1/100

/s/ Belle Dean Belle Dean	10,000	1/100

/s/ Stanley R. Dean Stanley R. Dean	10,000	1/100

/s/ Betty Dohrmann Betty Dohrmann	10,000	1/100

/s/ Ray Eisenberg Ray Eisenberg	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Manning Fendell Manning Fendell	10,000	1/100

/s/ David Fendler David Fendler	10,000	1/100

/s/ Margaret G. Foley Margaret G. Foley	10,000	1/100

/s/ Anna Forman Anna Forman	10,000	1/100

/s/ Paul Gallick Paul Gallick	10,000	1/100

/s/ Millicent Garber Millicent Garber	10,000	1/100

/s/ Sidney Gordon Sidney Gordon	10,000	1/100

/s/ Sylvia Gottesman Sylvia Gottesman	10,000	1/100

/s/ Benjamin Groman Benjamin Groman	10,000	1/100

/s/ Ray Groman Ray Groman	10,000	1/100

/s/ Bella Guberman Bella Guberman	10,000	1/100

/s/ Isidor Heichen Isidor Heichen	10,000	1/100

/s/ Phoebe E. Jacobs Phoebe E. Jacobs	10,000	1/100

/s/ Abraham Katz Abraham Katz	10,000	1/100

/s/ Mavis R. King Mavis R. King	10,000	1/100

/s/ Alma S. Levy Alma S. Levy	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Albert L. Lieberman Albert L. Lieberman	10,000	1/100

/s/ Frieda Lippman Frieda Lippman	10,000	1/100

/s/ Jacob N. Miller Jacob N. Miller	10,000	1/100

/s/ Betty Newberger Betty Newberger	10,000	1/100

/s/ Jesse Newberger Jesse Newberger	10,000	1/100

/s/ Samuel Newberger Samuel Newberger	10,000	1/100

/s/ Sophie Obsgarten Sophie Obsgarten	10,000	1/100

/s/ Charles Panzer Charles Panzer	10,000	1/100

/s/ Irving Pepper Irving Pepper	10,000	1/100

/s/ Harry Phillips Harry Phillips	10,000	1/100

/s/ Elmer Pietschker Elmer Pietschker By James F. Dunn, Attorney-in-Fact	10,000	1/100

/s/ Ruth E. Reeder Ruth E. Reeder	10,000	1/100

/s/ Harriet Rose Harriet Rose	10,000	1/100

/s/ Belle Rosenwasser Belle Rosenwasser	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Philip P. Schor Philip P. Schor	10,000	1/100

/s/ Ivan Shapiro Ivan Shapiro	10,000	1/100

/s/ Beverly C. Shepherd Beverly C. Shepherd	10,000	1/100

/s/ Anna Shiff Anna Shiff	10,000	1/100

/s/ David Silverman David Silverman	10,000	1/100

/s/ Joseph Susman Joseph Susman	10,000	1/100

/s/ John H. Traendly John H. Traendly	10,000	1/100

/s/ Sara Walter Sara Walter	10,000	1/100

/s/ Theodore Warshaw Theodore Warshaw	10,000	1/100

/s/ Estelle T. Weitz Estelle T. Weitz	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Henry W. Klein Henry W. Klein	$10,000	1/100

/s/ Irving Wien Irving Wien	100,000	10/100

/s/ Lawrence A. Wien Lawrence A. Wien	60,000	6/100

/s/ Otto Feistmann Otto Feistmann	50,000	5/100

/s/ Ruth Y. Kamp Ruth Y. Kamp	50,000	5/100

Name	Contribution	Fractional Interest

/s/ Marvis Brown Marvis Brown	20,000	2/100

/s/ Emma Garson Emma Garson	20,000	2/100

/s/ Nandor F. Gross Nandor F. Gross	20,000	2/100

/s/ Charlotte Klein Charlotte Klein	20,000	2/100

/s/ Jules Levine Jules Levine	20,000	2/100

/s/ Belle T. Silverman Belle T. Silverman	20,000	2/100

/s/ David Silverman David Silverman	20,000	2/100

/s/ Estefania Breuer Somlo Estefania Breuer Somlo	20,000	2/100

/s/ Eli Alter Eli Alter	10,000	1/100

/s/ Harry I. Altman Harry I. Altman	10,000	1/100

/s/ Anna Arkin Anna Arkin	10,000	1/100

/s/ Leanore S. Berger Leanore S. Berger	10,000	1/100

/s/ Sidney Brachfeld Sidney Brachfeld	10,000	1/100

/s/ Annley Brenner Annley Brenner	10,000	1/100

/s/ Norman A. Bruml Norman A. Bruml	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Irene E. Clahr Irene E. Clahr	10,000	1/100

/s/ Michael Confino Michael Confino	10,000	1/100

/s/ Robert Diament Robert Diament	10,000	1/100

/s/ Selma Dintenfass Selma Dintenfass	10,000	1/100

/s/ Lillian Ehrlich Lillian Ehrlich	10,000	1/100

/s/ Bernard Ekstein Bernard Ekstein	10,000	1/100

/s/ Minne Ellis Minne Ellis	10,000	1/100

/s/ George J. Feldman George J. Feldman	10,000	1/100

/s/ Mollie S. Feldman Mollie S. Feldman	10,000	1/100

/s/ Myer L. Feldman Myer L. Feldman	10,000	1/100

/s/ Frank L. Froehlich Frank L. Froehlich	10,000	1/100

/s/ Edwin Garson Edwin Garson	10,000	1/100

/s/ Frank O. Garson Frank O. Garson	10,000	1/100

/s/ Loretta Glancy Loretta Glancy	10,000	1/100

/s/ Bertha Goodkind Bertha Goodkind	10,000	1/100

/s/ E. Robert Goodkind E. Robert Goodkind	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Selma W. Green Selma W. Green	10,000	1/100

/s/ Lillian Greenberg Lillian Greenberg	10,000	1/100

/s/ Lillian B. Heller Lillian B. Heller	10,000	1/100

/s/ David Horowitz David Horowitz	10,000	1/100

/s/ Samuel Jacobson Samuel Jacobson	10,000	1/100

/s/ Abraham R. Klein Abraham R. Klein	10,000	1/100

/s/ Bertram B. Klein Bertram B. Klein	10,000	1/100

/s/ Carlton D. Klein Carlton D. Klein	10,000	1/100

/s/ Gustave S. Klein Gustave S. Klein	10,000	1/100

/s/ Rose Klein Rose Klein	10,000	1/100

/s/ Theodore R. Klein Theodore R. Klein	10,000	1/100

/s/ Fanny Krauss Fanny Krauss	10,000	1/100

/s/ David Levine David Levine	10,000	1/100

/s/ Dora Levine Dora Levine	10,000	1/100

/s/ Sara Levine Sara Levine	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Morris L. Lewy Morris L. Lewy	10,000	1/100

/s/ Mildred Miller Mildred Miller	10,000	1/100

/s/ Irving J. Niarenberg Irving J. Niarenberg	10,000	1/100

/s/ John O’Shaughmessy John O’Shaughmessy	10,000	1/100

/s/ Harvey Ostrin Harvey Ostrin	10,000	1/100

/s/ Russell B. Pettit Russell B. Pettit	10,000	1/100

/s/ Esther Radus Esther Radus	10,000	1/100

/s/ Harvey Radus Harvey Radus	10,000	1/100

/s/ Gloria Rijos Gloria Rijos	10,000	1/100

/s/ Nellie Rubak Nellie Rubak	10,000	1/100

/s/ Perry R. Saxe Perry R. Saxe	10,000	1/100

/s/ Abe Schechter Abe Schechter	10,000	1/100

/s/ Blossom Sniederman Blossom Sniederman	10,000	1/100

/s/ Gertrude Tarrasch Gertrude Tarrasch	10,000	1/100

/s/ Ida Vomero Ida Vomero	10,000	1/100

/s/ Abraham Weiner Abraham Weiner	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Jack Weisbord Jack Weisbord	10,000	1/100

/s/ Rose Weisbord Rose Weisbord	10,000	1/100

/s/ Isidore Zaroff Isidore Zaroff	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Harry B. Helmsley Harry B. Helmsley	$30,000	3/100

/s/ Jacob Bluestein Jacob Bluestein	70,000	7/100

/s/ Lawrence A. Wien Lawrence A. Wien	60,000	6/100

/s/ Sol F. Garfein Sol F. Garfein	30,000	3/100

/s/ Milton J. Bluestein Milton J. Bluestein	20,000	2/100

/s/ Nat Garfein Nat Garfein	20,000	2/100

/s/ Rose Greenberg Rose Greenberg	20,000	2/100

/s/ Harry Mann Harry Mann	20,000	2/100

/s/ David P. Rosenberg David P. Rosenberg	20,000	2/100

/s/ Jacob Sager Jacob Sager	20,000	2/100

/s/ Milton B. Waldman Milton B. Waldman	20,000	2/100

Name	Contribution	Fractional Interest

/s/ Maxine L. Weinberg Maxine L. Weinberg	20,000	2/100

/s/ Isidore Zwiebel Isidore Zwiebel	20,000	2/100

/s/ Irving Allen Irving Allen	10,000	1/100

/s/ Ida Brautman Ida Brautman	10,000	1/100

/s/ Irma Brautman Irma Brautman	$10,000	1/100

/s/ Freda Caspy Freda Caspy	10,000	1/100

/s/ Noah N. Feldman Noah N. Feldman	10,000	1/100

/s/ Isidore Fisher Isidore Fisher	10,000	1/100

/s/ Tillie E. Fried Tillie E. Fried	10,000	1/100

/s/ Lazar L. Gold Lazar L. Gold	10,000	1/100

/s/ Florence Elman Greenberg Florence Elman Greenberg	10,000	1/100

/s/ Daniel J. Klein Daniel J. Klein	10,000	1/100

/s/ Yetta Kreitman Yetta Kreitman	10,000	1/100

/s/ Anna Levine Anna Levine	10,000	1/100

/s/ Bernard Levine Bernard Levine	10,000	1/100

/s/ Elsie Levine Elsie Levine	10,000	1/100

Name	Contribution	Fractional Interest

/s/ James W. McGuire James W. McGuire	10,000	1/100

/s/ Gussie Margolis Gussie Margolis	10,000	1/100

/s/ Carl H. Meister Carl H. Meister	10,000	1/100

/s/ Mortimer L. Miller Mortimer L. Miller	$10,000	1/100

/s/ Evelyn Moses Evelyn Moses	10,000	1/100

/s/ Deenie Peskin Deenie Peskin	10,000	1/100

/s/ Samuel Peskin Samuel Peskin	10,000	1/100

/s/ Maynard A. Posner Maynard A. Posner	10,000	1/100

/s/ Juliette K. Rakow Juliette K. Rakow	10,000	1/100

/s/ Annette Rich Annette Rich	10,000	1/100

/s/ Henry C. Robertelli Henry C. Robertelli	10,000	1/100

/s/ Harris Ropp Harris Ropp	10,000	1/100

/s/ Lillian Ross Lillian Ross	10,000	1/100

/s/ Albert Roven Albert Roven	10,000	1/100

/s/ Mary Roven Mary Roven	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Anna Rubin Anna Rubin	10,000	1/100

/s/ Hannah Sandler Hannah Sandler	10,000	1/100

/s/ Harvey Shaw Harvey Shaw	10,000	1/100

/s/ Herman Siegel Herman Siegel	$10,000	1/100

/s/ Nathan Sniederman Nathan Sniederman	10,000	1/100

/s/ Pincus B. Soller Pincus B. Soller	10,000	1/100

/s/ Benjamin W. Solomon Benjamin W. Solomon	10,000	1/100

/s/ Marvin Spiegel Marvin Spiegel	10,000	1/100

/s/ Samuel Spitzer Samuel Spitzer	10,000	1/100

/s/ Max Staum Max Staum	10,000	1/100

/s/ Fred A. Steidinger Fred A. Steidinger	10,000	1/100

/s/ Hana Stein Hana Stein	10,000	1/100

/s/ Philip Stein Philip Stein	10,000	1/100

/s/ George Steinberg George Steinberg	10,000	1/100

/s/ Rae Harriet Steinberg Rae Harriet Steinberg	10,000	1/100

/s/ Sylvia Steinberg Sylvia Steinberg	10,000	1/100

Name	Contribution	Fractional Interest

/s/ Dave Stern Dave Stern	10,000	1/100

/s/ Sarah E. Stolow Sarah E. Stolow	10,000	1/100

/s/ Florence Strobel Florence Strobel	$10,000	1/100

/s/ Philip Sussman Philip Sussman	10,000	1/100

/s/ Dorothy M. Susswein Dorothy M. Susswein	10,000	1/100

/s/ George J. Sweeney George J. Sweeney	10,000	1/100

/s/ Rebecca Thomas Rebecca Thomas	10,000	1/100

/s/ Celia Tomashoff Celia Tomashoff	10,000	1/100

/s/ Herman Tomashoff Herman Tomashoff	10,000	1/100

/s/ F. Raye Toombs F. Raye Toombs	10,000	1/100

/s/ Sylvia K. Tuttleman Sylvia K. Tuttleman	10,000	1/100

/s/ Moe Weinstein Moe Weinstein	10,000	1/100

/s/ Sam Weisbrod Sam Weisbrod	10,000	1/100

/s/ Leonard A. Weissman Leonard A. Weissman	10,000	1/100

/s/ Morton R. Weissman Morton R. Weissman	10,000	1/100

Name	Contribution	Fractional Interest

/s/ David A. Wilf David A. Wilf	10,000	1/100

/s/ Leo Zala Leo Zala	10,000	1/100

/s/ Jack Zausner Jack Zausner	$10,000	1/100